SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2010
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries, including GFN North America Corp., a Delaware corporation, and its subsidiary Pac-Van, Inc., an Indiana corporation, GFN Mobile Storage Inc., a Delaware corporation, and GFN U.S. Australasia Holdings, Inc., a Delaware corporation, its subsidiary GFN Australasia Holdings Pty Limited, an Australian corporation, its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation, and its subsidiary RWA Holdings Pty Limited, an Australian corporation (“RWA”). RWA and its subsidiaries are collectively referred to in this Report as “Royal Wolf.”

		Page
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 8.01	Other Events	1

Item 9.01	Financial Statements and Exhibits	1

EXHIBIT 99.1

i

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           By letter dated May 4, 2010 Ronald L. Havner, Jr., a director of GFN since 2008, notified GFN that he would resign as a director of GFN effective May 4, 2010.  The decision by Mr. Havner to resign as a director of GFN was not the result of any disagreement with GFN on any matter relating to GFN’s operations, policies or practices.

Item 8.01 Other Events

On May 6, 2010 GFN issued a press release that it intends to release on May 13, 2010 its financial results for the third quarter ended March 31, 2010.  The press release also announced that a conference call is scheduled for Thursday, May 13, 2010 at 11:30 a.m. (EDT) to discuss these results. The conference call number for U.S. participants is (866) 901-5096, the conference call number for participants outside the U.S. is (706) 643-3717 and the conference ID number for both conference call numbers is 72744926.  A replay of the conference call may be accessed through May 28, 2010 by U.S. callers by calling (800) 642-1687 or by callers outside the U.S. by calling (706) 645-9291; both U.S. callers and callers outside of the U.S. will utilize conference ID number 72744926 to access the replay of the conference call.

A copy of the press release of GFN dated May 6, 2010 is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit:

99.1           Press Release of GFN dated May 6, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: May 6, 2010	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release of GFN dated May 6, 2010